Exhibit 99.1
READY CAPITAL CORPORATION REPORTS THIRD QUARTER 2026 RESULTS
New York, New York, November 5, 2026 / Globe Newswire / – Ready Capital Corporation (“Ready Capital” or the “Company”) (NYSE: RC), a multi-strategy real estate finance company that originates, acquires, finances, and services lower-to-middle-market (“LMM”) investor and owner-occupied commercial real estate loans, today reported financial results for the quarter ended September 30, 2026.
“Following the scheduled repayment of our November notes, we will have retired all of our 2026 corporate maturities, a milestone which drove the Company's activities over the last year,” said Thomas Capasse, Ready Capital’s Chairman and Chief Executive Officer. “Our immediate priorities now turn to bringing distributable earnings and free cash flow to breakeven and resolving the remaining legacy non-performing commercial loan portfolio.”
Financial Metrics
•GAAP loss per common share of $(0.40)
•Distributable loss per common share of $(0.53)
•Distributable loss per common share before realized losses of $(0.21)
Balance Sheet Repositioning
•Issued $225.0 million in aggregate principal amount of 10.00% Senior Secured Notes due 2031
•Retired the entire $350.0 million 4.50% Senior Secured Notes in September 2026
Portfolio & Credit
•Total loan originations of $303.4 million, including $132.9 million of LMM commercial real estate loans and $109.3 million of Small Business Administration 7(a) loans
Capitalization
•Book value of $6.44 per share of common stock as of September 30, 2026
•Ended the quarter with $157 million in cash and $606 million of unencumbered assets; total leverage of 2.8x with recourse leverage of 1.5x
Portland Ritz
•Sold 52 Ritz-Carlton branded condominium units to date totaling 39% completion
•Hotel occupancy increased 18% year-over-year to 58% along with a 35% increase in Room RevPar to $271
Use of Non-GAAP Financial Information
In addition to the results presented in accordance with U.S. GAAP, this press release includes distributable earnings, formerly referred to as core earnings, which is a non-U.S. GAAP financial measure. The Company defines distributable earnings as net income adjusted for unrealized gains and losses related to certain mortgage backed securities (“MBS”) not retained by us as part of our loan origination business, realized gains and losses on sales of certain MBS, unrealized changes in our current expected credit loss reserve and valuation allowance, unrealized gains or losses on de-designated cash flow hedges, unrealized gains or losses on foreign exchange hedges, unrealized gains or losses on certain unconsolidated joint ventures, non-cash compensation expense related to our stock-based incentive plan, unrealized gains or losses on preferred equity, at fair value, unrealized gain or losses or other non-cash items related to real estate owned and one-time non-recurring gains or losses, such as gains or losses on discontinued operations, bargain purchase gains, or merger related expenses.
The Company believes that this non-U.S. GAAP financial information, in addition to the related U.S. GAAP measures, provides investors greater transparency into the information used by management in its financial and operational decision-making, including the determination of dividends. However, because distributable earnings is an incomplete measure of the Company's financial performance and involves differences from net income computed in accordance with U.S. GAAP, it should be considered along with, but not as an alternative to, the Company's net income computed in accordance with U.S. GAAP as a measure of the Company's financial performance. In addition, because not all companies use identical calculations, the Company's presentation of distributable earnings may not be comparable to other similarly-titled measures of other companies.

In calculating distributable earnings, Net Income (in accordance with U.S. GAAP) is adjusted to exclude unrealized gains and losses on MBS acquired by the Company in the secondary market but is not adjusted to exclude unrealized gains and losses on MBS retained by Ready Capital as part of its loan origination businesses, where the Company transfers originated loans into an MBS securitization and the Company retains an interest in the securitization. In calculating distributable earnings, the Company does not adjust Net Income (in accordance with U.S. GAAP) to take into account unrealized gains and losses on MBS retained by us as part of the loan origination businesses because the unrealized gains and losses that are generated in the loan origination and securitization process are considered to be a fundamental part of this business and an indicator of the ongoing performance and credit quality of the Company’s historical loan originations. In calculating distributable earnings, Net Income (in accordance with U.S. GAAP) is adjusted to exclude realized gains and losses on certain MBS securities considered to be non-distributable. Certain MBS positions are considered to be non-distributable due to a variety of reasons which may include collateral type, duration, and size.
Servicing rights relating to the Company’s small business commercial business are accounted for under ASC 860, Transfer and Servicing. In calculating distributable earnings, the Company does not exclude realized gains or losses on commercial MSRs, as servicing income is a fundamental part of Ready Capital’s business and is an indicator of the ongoing performance.
To qualify as a REIT, the Company must distribute to its stockholders each calendar year at least 90% of its REIT taxable income (including certain items of non-cash income), determined without regard to the deduction for dividends paid and excluding net capital gain. There are certain items, including net income generated from the creation of MSRs, that are included in distributable earnings but are not included in the calculation of the current year’s taxable income. These differences may result in certain items that are recognized in the current period’s calculation of distributable earnings not being included in taxable income, and thus not subject to the REIT dividend distribution requirement until future years.
The table below reconciles Net Income computed in accordance with U.S. GAAP to Distributable Earnings.

(in thousands)	Three Months Ended September 30, 2026
Net Loss	$(62,192)
Reconciling items:
Unrealized gain on joint ventures	(1,408)
Decrease in CECL reserve	(16,057)
Decrease in valuation allowance	(12,877)
Non-recurring REO impairment	4,681
Non-cash compensation	1,712
Unrealized loss on preferred equity, at fair value	135
Merger transaction costs and other non-recurring expenses	2,758
Depreciation and amortization on real estate owned	1,580
Realized losses on sale of investments	53,870
Total reconciling items	$34,394
Income tax adjustments	(3,407)
Distributable loss before realized losses	$(31,205)
Realized losses on sale of investments, net of tax	(51,939)
Distributable loss	$(83,144)
Less: Distributable earnings attributable to non-controlling interests	1,919
Less: Income attributable to participating shares	2,054
Distributable loss attributable to common stockholders	$(87,117)
Distributable loss before realized losses on investments, net of tax per common share - basic and diluted	$(0.21)
Distributable loss per common share - basic and diluted	$(0.53)
Webcast and Earnings Conference Call
Management will host a webcast and conference call on Friday, November 6, 2026 at 8:30am ET to provide a general business update and discuss the financial results for the quarter ended September 30, 2026. During the conference call, the Company may discuss and answer questions concerning business and financial developments and trends that have occurred after quarter-end. The Company’s responses to questions, as well as other matters discussed during the conference call, may contain or constitute information that has not been disclosed previously.
The Company encourages use of the webcast due to potential extended wait times to access the conference call via dial-in. The webcast of the conference call will be available in the Investor Relations section of the Company’s website at www.readycapital.com. To listen to a live broadcast, go to the site at least 15 minutes prior to the scheduled start time in order to register, download and install any necessary audio software.

To Participate in the Telephone Conference Call:
Dial in at least five minutes prior to start time.
Domestic: 1-877-407-0792
International: 1-201-689-8263
Conference Call Playback:
Domestic: 1-844-512-2921
International: 1-412-317-6671
Replay Pin #: 13762583
The playback can be accessed through November 20, 2026.
Safe Harbor Statement
This press release contains statements that constitute "forward-looking statements," as such term is defined in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and such statements are intended to be covered by the safe harbor provided by the same. These statements are based on management's current expectations and beliefs and are subject to a number of trends and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements; the Company can give no assurance that its expectations will be attained. Factors that could cause actual results to differ materially from the Company's expectations include, but are not limited to, applicable regulatory changes; general volatility of the capital markets; changes in the Company’s investment objectives and business strategy; the availability of financing on acceptable terms or at all; the availability, terms and deployment of capital; the availability of suitable investment opportunities; changes in the interest rates or the general economy; increased rates of default and/or decreased recovery rates on investments; changes in interest rates, interest rate spreads, the yield curve or prepayment rates; changes in prepayments of Company’s assets; the degree and nature of competition, including competition for the Company's target assets; and other factors, including those set forth in the Risk Factors section of the Company's most recent Annual Report on Form 10-K filed with the SEC, and other reports filed by the Company with the SEC, copies of which are available on the SEC's website, www.sec.gov. The Company undertakes no obligation to update these statements for revisions or changes after the date of this release, except as required by law.
About Ready Capital Corporation
Ready Capital Corporation (NYSE: RC) is a multi-strategy real estate finance company that originates, acquires, finances and services lower-to-middle-market investor and owner occupied commercial real estate loans. The Company specializes in loans backed by commercial real estate, including agency multifamily, investor, construction, and bridge as well as U.S. Small Business Administration loans under its Section 7(a) program. Headquartered in New York, New York, the Company employs over 400 professionals nationwide.
Contact
Investor Relations
Ready Capital Corporation
212-257-4666
InvestorRelations@readycapital.com
Additional information can be found on the Company’s website at www.readycapital.com.

READY CAPITAL CORPORATION
UNAUDITED CONSOLIDATED BALANCE SHEETS

(in thousands)	September 30, 2026	December 31, 2025
Assets
Cash and cash equivalents	$157,130	$207,841
Restricted cash	50,775	39,746
Loans, net (including $382 and $737 held at fair value)	3,122,504	3,500,298
Loans, held for sale (including $67,123 and $73,094 held at fair value and net of valuation allowance of $56,734 and $67,612)	112,766	585,820
Mortgage-backed securities	32,143	34,501
Investment in unconsolidated joint ventures (including $5,068 and $5,737 held at fair value)	155,086	161,424
Derivative instruments	3,232	6,740
Servicing rights	115,015	126,279
Real estate owned	563,512	620,225
Other assets	466,283	508,238
Assets of consolidated VIEs	1,004,891	1,978,684
Total Assets	$5,783,337	$7,769,796
Liabilities
Secured borrowings	1,691,519	2,788,926
Securitized debt obligations of consolidated VIEs, net	607,600	1,174,785
Senior secured notes, net	598,739	722,729
Corporate debt, net	446,097	652,487
Guaranteed loan financing	911,288	524,091
Contingent consideration	23,008	18,698
Derivative instruments	340	1,432
Dividends payable	3,687	3,633
Loan participations sold	56,616	56,616
Due to third parties	4,289	3,135
Accounts payable and other accrued liabilities	152,643	171,636
Total Liabilities	$4,495,826	$6,118,168
Preferred stock Series C, liquidation preference $25.00 per share	8,361	8,361

Commitments & contingencies

Stockholders’ Equity
Preferred stock Series E, liquidation preference $25.00 per share	111,378	111,378
Common stock, $0.0001 par value, 500,000,000 shares authorized, 165,168,630 and 163,010,012 shares issued and outstanding, respectively	17	17
Additional paid-in capital	2,268,714	2,264,355
Retained deficit	(1,185,833)	(807,522)
Accumulated other comprehensive loss	(19,755)	(24,196)
Total Ready Capital Corporation equity	1,174,521	1,544,032
Non-controlling interests	104,629	99,235
Total Stockholders’ Equity	$1,279,150	$1,643,267
Total Liabilities, Redeemable Preferred Stock, and Stockholders’ Equity	$5,783,337	$7,769,796

READY CAPITAL CORPORATION
UNAUDITED CONSOLIDATED STATEMENTS OF OPERATIONS

	Three Months Ended September 30,		Nine Months Ended September 30,
(in thousands, except share data)	2026	2025	2026	2025
Interest income	$83,828	$137,491	$242,959	$445,193
Interest expense	(83,827)	(126,971)	(263,514)	(403,274)
Net interest income (loss) before (provision for) recovery of loan losses	$1	$10,520	$(20,555)	$41,919
(Provision for) recovery of loan losses	(12,659)	(37,977)	(105,120)	62,951
Net interest income (loss) after (provision for) recovery of loan losses	$(12,658)	$(27,457)	$(125,675)	$104,870
Non-interest income
Net realized gain (loss) on financial instruments and real estate owned	(16,813)	(160,396)	(99,119)	(131,513)
Net unrealized gain (loss) on financial instruments	2,174	2,914	(8,919)	(450)
Valuation recovery, loans held for sale	12,877	178,225	8,767	38,761
Servicing income, net of amortization and impairment of $5,704 and $23,498 for the three and nine months ended September 30, 2026, and $4,514 and $22,682 for the three and nine months ended September 30, 2025, respectively	6,123	7,509	11,616	13,661
Gain on bargain purchase	—	24,472	—	112,562
Income (loss) on unconsolidated joint ventures	(173)	7,417	3,162	3,291
Other income	21,138	14,773	53,417	37,667
Total non-interest income (expense)	$25,326	$74,914	$(31,076)	$73,979
Non-interest expense
Employee compensation and benefits	(21,878)	(21,151)	(70,316)	(65,564)
Allocated employee compensation and benefits from related party	(3,600)	(3,602)	(10,576)	(10,478)
Professional fees	(5,630)	(6,008)	(19,956)	(17,864)
Management fees – related party	(3,711)	(5,156)	(11,552)	(15,805)
Loan servicing expense	(7,720)	(9,771)	(26,833)	(36,653)
Transaction related expenses	(471)	(1,910)	(1,318)	(5,243)
Impairment on real estate	(4,681)	(1,862)	(5,164)	(8,476)
Other operating expenses	(29,961)	(24,879)	(92,243)	(57,135)
Total non-interest expense	$(77,652)	$(74,339)	$(237,958)	$(217,218)
Loss from continuing operations before benefit for income taxes	(64,984)	(26,882)	(394,709)	(38,369)
Income tax benefit	2,792	9,935	32,747	55,081
Net income (loss) from continuing operations	$(62,192)	$(16,947)	$(361,962)	$16,712
Discontinued operations
Income (loss) from discontinued operations before benefit (provision) for income taxes	—	280	—	(6,881)
Income tax benefit (provision)	—	(70)	—	1,720
Net income (loss) from discontinued operations	$—	$210	$—	$(5,161)
Net income (loss)	$(62,192)	$(16,737)	$(361,962)	$11,551
Less: Dividends on preferred stock	1,999	1,999	5,997	5,997
Less: Net income attributable to non-controlling interest	1,957	2,008	5,447	6,282
Net loss attributable to Ready Capital Corporation	$(66,148)	$(20,744)	$(373,406)	$(728)

Earnings per common share from continuing operations - basic	$(0.40)	$(0.13)	$(2.27)	$0.02
Earnings per common share from discontinued operations - basic	$0.00	$0.00	$0.00	$(0.03)
Total earnings per common share - basic	$(0.40)	$(0.13)	$(2.27)	$(0.01)

Earnings per common share from continuing operations - diluted	$(0.40)	$(0.13)	$(2.27)	$0.02
Earnings per common share from discontinued operations - diluted	$0.00	$0.00	$0.00	$(0.03)
Total earnings per common share - diluted	$(0.40)	$(0.13)	$(2.27)	$(0.01)

Weighted-average shares outstanding
Basic	165,101,912	163,574,703	164,614,035	165,491,135
Diluted	173,301,133	165,873,807	172,264,093	167,790,240

Dividends declared per share of common stock	$0.01	$0.125	$0.03	$0.375

READY CAPITAL CORPORATION
UNAUDITED SEGMENT REPORTING

	Three Months Ended September 30, 2026
(in thousands)	LMM Commercial Real Estate	Small Business Lending	Corporate-Other	Consolidated
Interest income	$51,884	$31,944	$—	$83,828
Interest expense	(59,185)	(24,642)	—	(83,827)
Net interest income (loss) before provision for loan losses	$(7,301)	$7,302	$—	$1
Provision for loan losses	(9,461)	(3,198)	—	(12,659)
Net interest income (loss) after provision for loan losses	$(16,762)	$4,104	$—	$(12,658)
Non-interest income
Net realized gain (loss) on financial instruments and real estate owned	(24,919)	8,106	—	(16,813)
Net unrealized gain (loss) on financial instruments	374	1,800	—	2,174
Valuation recovery, loans held for sale	12,877	—	—	12,877
Servicing income, net	1,258	4,865	—	6,123
Loss on unconsolidated joint ventures	(173)	—	—	(173)
Other income	13,544	6,195	1,399	21,138
Total non-interest income	$2,961	$20,966	$1,399	$25,326
Non-interest expense
Employee compensation and benefits	(5,640)	(13,733)	(2,505)	(21,878)
Allocated employee compensation and benefits from related party	(360)	—	(3,240)	(3,600)
Professional fees	(812)	(116)	(4,702)	(5,630)
Management fees – related party	—	—	(3,711)	(3,711)
Loan servicing expense	(4,536)	(3,184)	—	(7,720)
Transaction related expenses	—	—	(471)	(471)
Impairment on real estate	(4,681)	—	—	(4,681)
Other operating expenses	(19,148)	(8,893)	(1,920)	(29,961)
Total non-interest expense	$(35,177)	$(25,926)	$(16,549)	$(77,652)
Loss before provision for income taxes	$(48,978)	$(856)	$(15,150)	$(64,984)
Total assets	$3,621,747	$1,688,794	$472,796	$5,783,337

READY CAPITAL CORPORATION
UNAUDITED SEGMENT REPORTING

	Nine Months Ended September 30, 2026
(in thousands)	LMM Commercial Real Estate	Small Business Lending	Corporate-Other	Consolidated
Interest income	$164,718	$78,241	$—	$242,959
Interest expense	(205,102)	(58,412)	—	(263,514)
Net interest income (loss) before provision for loan losses	$(40,384)	$19,829	$—	$(20,555)
Provision for loan losses	(89,673)	(15,447)	—	(105,120)
Net interest income (loss) after provision for loan losses	$(130,057)	$4,382	$—	$(125,675)
Non-interest income
Net realized gain (loss) on financial instruments and real estate owned	(125,126)	26,007	—	(99,119)
Net unrealized gain (loss) on financial instruments	(11,042)	2,123	—	(8,919)
Valuation recovery, loans held for sale	8,767	—	—	8,767
Servicing income, net	4,229	7,387	—	11,616
Income on unconsolidated joint ventures	3,151	11	—	3,162
Other income	35,697	14,580	3,140	53,417
Total non-interest income (loss)	$(84,324)	$50,108	$3,140	$(31,076)
Non-interest expense
Employee compensation and benefits	(19,506)	(43,121)	(7,689)	(70,316)
Allocated employee compensation and benefits from related party	(1,058)	—	(9,518)	(10,576)
Professional fees	(3,215)	(7,301)	(9,440)	(19,956)
Management fees – related party	—	—	(11,552)	(11,552)
Loan servicing expense	(21,213)	(5,620)	—	(26,833)
Transaction related expenses	—	—	(1,318)	(1,318)
Impairment on real estate	(5,164)	—	—	(5,164)
Other operating expenses	(58,706)	(27,266)	(6,271)	(92,243)
Total non-interest expense	$(108,862)	$(83,308)	$(45,788)	$(237,958)
Loss before provision for income taxes	$(323,243)	$(28,818)	$(42,648)	$(394,709)
Total assets	$3,621,747	$1,688,794	$472,796	$5,783,337